EXHIBIT 10.39

NEUTRAL TANDEM, INC.

FIRST AMENDMENT

to

AMENDED AND RESTATED

RESTRICTED STOCK AGREEMENT

THIS FIRST AMENDMENT to the Amended and Restated Restricted Stock Agreement (“First Amendment”), dated as of March 1, 2005 is made to the Amended and Restated Restricted Stock Agreement (the “Amended RSA”), dated as of November 26, 2003, by and among Neutral Tandem, Inc., a Delaware corporation (the “Company”), Ronald W. Gavillet and Salomon Smith Barney as IRA Custodian FBO Ronald W. Gavillet (collectively, the “Stockholder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Amended RSA.

WHEREAS, the Company and the Stockholder are parties to the Amended RSA;

WHEREAS, the Company and the Stockholder wish to amend the forfeiture provisions of the Amended RSA; and

WHEREAS, Section 13 of the Amended RSA provides that the RSA may be amended or modified by a written instrument executed by both the Company and the Stockholder.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this First Amendment hereby agree as follows:

1. Section 2(d)(i) of the Amended RSA shall be deleted in its entirety and replaced with the following:

“(i) “Applicable Percentage” shall initially be 100%, shall be reduced to 75% on September 30, 2001, 50% on September 30, 2003, 25% on September 30, 2004, 12.5% on September 30, 2005, and shall be zero on September 30, 2006.”

2. Except as specifically provided herein, the Amended RSA is in all respects ratified and confirmed and the terms and conditions thereof in all respects remain in full force and effect.

3. This First Amendment may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same original.

4. This First Amendment shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware, without regard to laws related to conflicts of laws.

5. Together with the Amended RSA, this First Amendment constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

NEUTRAL TANDEM, INC.

By:	/s/ James P. Hynes
Name:	James P. Hynes
Title:

STOCKHOLDER:

/s/ Ronald W. Gavillet
Ronald W. Gavillet

SALOMON SMITH BARNEY AS IRA CUSTODIAN FBO RONALD W. GAVILLET

By:	/s/ Donna W. Bavlay
Name:	Donna W. Bavlay
Title:	VP/Operations Manager